JPMORGAN VALUE OPPORTUNITIES FUND, INC.

JPMORGAN TRUST II

JPMorgan Large Cap Value Fund

(All Share Classes)

Supplement dated October 15, 2013

to the Prospectuses dated November 1, 2012, as supplemented

On October 10, 2013, at a special meeting of shareholders, the shareholders of the JPMorgan Value Opportunities Fund (the “Value Opportunities Fund”) approved a proposal to merge the Value Opportunities Fund into the JPMorgan Large Cap Value Fund (the “Acquiring Fund”). It is anticipated that the merger will be completed as of the close of business on Friday, October 18, 2013.

Existing shareholders of the Value Opportunities Fund are permitted to continue to purchase Fund shares until the time of the merger. New investors are not currently permitted to purchase Value Opportunities Fund shares.

Effective at the time of the merger, the expense limitation for the Acquiring Fund’s Class A Shares will be reduced to 0.93%.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-VOLCV-1013-2